Multiple ascending dose study of the inhaled IL-4Rα antagonist, AZD1402/PRS-060, in mild asthmatics demonstrates robust FeNO reduction and a promising clinical profile for the treatment of asthma Bruns IB,1 Fitzgerald MF,1 Mensing G,1 Tsung M,1 Pardali K,2 Gardiner P,3 Keeling DJ,2 Axelsson LT,2 Olsson M,4 Ghobadi C,2 Walsh O,5 McLendon K,6 Farinola N,7 Hatchuel L,8 Close DR2 1Pieris Pharmaceuticals, Boston, MA, USA; 2Early Respiratory, Inflammation and Autoimmunity, Biopharmaceuticals R&D, AstraZeneca, Gothenburg, Sweden;3 Clinical Pharmacology and Safety Sciences, Biopharmaceuticals R&D, AstraZeneca, Gothenburg, Sweden; 4Data Science and AI, BioPharmaceuticals R&D, AstraZeneca Gothenburg, Sweden; 5Nucleus Network Limited, Melbourne, Australia; 6Q-Pharm Pty Ltd, Herston, Australia; 7CMAX Clinical Research Pty Ltd, Adelaide, Australia; 8Linear Clinical Research Ltd, Nedlands, Australia PA3709 • PK Phosphorylated STAT6 Figure 3. Median plasma exposure. Figure 5. (a) pSTAT6 levels over time following inhalation of AZD1402/PRS-060 and (b) pSTAT6 levels vs Introduction – The following PK parameters were derived after administration of AZD1402/PRS-060: maximum observed • Inhibition of systemic phosphorylated STAT6 was dose-dependent and aligned with systemic levels of AZD1402/ 100 AZD1402/PRS-060 systemic concentration. serum concentration (Cmax), average concentration, time to Cmax (Tmax), area under the concentration– AZD1402/PRS-060 (Figure 5). PRS-060 dose • Asthma is a chronic, complex and heterogeneous respiratory disease characterized by a range (a) First dose Last dose time curve (AUC) from 0 to 24 hours (AUC0–24), AUC up to the last measurable concentration (AUC0–last), • Near-complete and sustained inhibition was observed at the 60 mg delivered dose (Figure 5a). 2 mg of pathogenic features, including pulmonary inflammation, mucus hypersecretion, variable airway AUC from 0 to infinity (AUCinf), accumulation ratio (Rac)(AUC0– ), Rac(Cmax), temporal change parameter, 100 AZD1402/PRS-060 dose 1 τ 6 mg obstruction and airway remodelling. dose-normalized exposure parameters (AUC /dose, AUC /dose, AUC /dose), terminal half-life (t ), 0–24 0–last inf ½ Figure 2. Study design. • Interleukin (IL)-4 and IL-13, which both signal through the IL-4 receptor alpha subunit (IL-4Rα), have been apparent total body clearance, apparent volume of distribution, cumulative amount of unchanged drug 20 mg Placebo (n = 8) 2 10-day treatment identified as two of the key cytokines contributing to the pathogenesis of asthma. excreted into urine, fraction excreted into the urine and renal clearance from plasma. 60 mg 2 mg (n = 6) • Fractional nitric oxide concentration in exhaled breath (FeNO) is a marker of eosinophilic airway AZD1402/PRS-060: • Exploratory analysis LLOQ 6 mg (n = 4) 3 150 mg 10 50 inflammation. As demonstrated in clinical trials, agents that either antagonize IL-4Rα directly or its – Plasma and serum were used to assess potential soluble biomarkers associated with the IL-4Rα pathway. Cohort 4 4–6 (60 mg delivered) 20 mg (n = 6) agonists reduce FeNO levels. • The end-of-trial date for the last patient in cohort 4 was 16 August 2019 and data lock for cohorts 1–4 for – Dupilumab, a fully humanized anti-IL-4Rα monoclonal antibody, has been shown to significantly reduce the interim analysis was completed on 30 August 2019. Placebo CD3+ T cells 60 mg (n = 2) FeNO levels after 4 weeks in patients with moderate to severe asthma.4 10-day treatment Statistical methods – Pitrakinra is a recombinant IL-4 mutein that competitively Proportion of pSTAT6+ 0 • A sigmoid maximum effect (E ) function was fitted by means of a non-linear mixed-effect model, AZD1402/PRS-060: AZD1402/PRS-060 (ng/mL) antagonizes IL-4R , and inhaled pitrakinra has been shown Figure 1. AZD1402/PRS-060 max 0 1 4 8 12 2 4 7 01 4 8 12 24 Time α simultaneously to placebo and all active groups, utilizing baseline (pre-dose day 1 measurement) and all 50 mg protein structure. Cohort 3 to reduce FeNO in specific subgroups of patients with 2-hour post-dose measurements from day 1 to day 10. The model included baseline as a covariate and (20 mg delivered) 1 Day 1 (hours) Days Day 10 (hours) uncontrolled asthma, which correlated with improvements in 0 48 96 144 192 240 dose group as a factor. The model was fitted to logged data and results were then translated to linear Placebo (b) forced expiratory volume in the first second (FEV ).5 1 scale and percentage reduction. The estimates shown in the tables should thus be interpreted as relative 10-day treatment Time (hours) 100 • AZD1402/PRS-060 is a novel inhaled Anticalin® molecule Data are mean (SD). percentage reduction estimates (relative to baseline, and relative to placebo). Day 1 time points: pre-dose, and post-dose at 5, 20 and 40 minutes, and 1, 1.5, 2, 3, 4, 5, 8 and 12 hours. Days 2–9 time points: pre-dose. Day 10 time which selectively antagonizes IL-4Rα and therefore inhibits AZD1402/PRS-060: points: pre-dose, and post-dose at 5, 20 and 40 minutes, and 1, 1.5, 2, 3, 4, 5, 8, 12, 18, 24, 36 and 48 hours. the pro-inflammatory actions of IL-4 and IL-13 Figure(1). 15 mg LLOQ, lower limit of quantification; SD, standard deviation. Results Cohort 2 (6 mg delivered) IC = 0.30 nM • Here, we describe the interim analysis of a phase 1 dose- Figure 4. Relative percentage change in FeNO. 50 escalating study that assessed the safety, tolerability, Placebo 50 Baseline characteristics and safety 10 AZD1402/ pharmacokinetics (PK) and pharmacodynamics of multiple inhaled • In total, 42 patients were enrolled; 30 patients were randomized to receive AZD1402/PRS-060 and 12 were 10-day treatment PRS-060 dose doses of AZD1402/PRS-060 in patients with mild asthma. randomized to receive placebo (Table 1). AZD1402/PRS-060: 0 Placebo – In the overall cohort, mean age was 28.4 years and most patients were white. in CD3+ T cells (%) 5 mg Proportion of pSTAT6 2 2 mg – The mean body mass index was 25.7 kg/m . Cohort 1 (2 mg delivered) –10 0 • All doses of AZD1402/PRS-060 tested in the study were well tolerated; no treatment related serious AEs 6 mg < LLOQ –9 –8 –7 Objectives Placebo AZD1402/PRS-060 log [M] were observed (Table 2). –20 20 mg • Primary objective Doses shown are multiple device doses (delivered doses b.i.d.) of AZD1402/PRS-060. b.i.d. doses were administered 12 hours apart. Data are means + SD. PK exposure data CD3, cluster of differentiation 3; IC50, half maximal inhibitory concentration; LLOQ, lower limit of quantification; pSTAT6, phosphorylated signal transducer – To evaluate the safety and tolerability of multiple inhaled doses of AZD1402/PRS-060 in men and On day −1, 1 day before receiving the first dose of AZD1402/PRS-060 or matching placebo, participants were evaluated to confirm eligibility. –30 60 mg • Limited systemic exposure was observed in the 2 mg cohort (cohort 1). Participants checked into the hospital/study site and remained in the hospital/study site until checkout 48 hours after (day 12) the last dose of the study and activator of transcription 6; SD, standard deviation. non-pregnant, non-breastfeeding women with mild asthma. medication (day 10). • Dose-related increases in systemic exposure were observed. • Secondary objectives Study medication was administered using an InnoSpire Go nebulizer at delivered doses between 2 mg and 60 mg b.i.d. for 9 days with one dose on –40 day 10. • Day 10 systemic exposure was higher than on day 1, consistent with twice-daily dosing and PK t½ (Figure 3 Conclusions – To evaluate plasma and urine PK. The study duration from screening to post-study follow-up visit was approximately 9 weeks for each participant. and Table 3). – To evaluate the potential development of anti-drug antibodies* against AZD1402/PRS-060. b.i.d., twice daily. –50 • All doses of AZD1402/PRS-060 were well tolerated; no serious AEs considered related to the – To evaluate the change from baseline in FeNO. FeNO reduction study drug by the investigators were observed. • Pulmonary target engagement was determined by reduction in FeNO levels. Table 2. Incidence of AEs occurring in ≥ 5% of overall patients.a FeNo mean relative percentage change –60 • The significant and pronounced (≥ 24%) inhibition of FeNO at a delivered dose of 2 mg, where *Data to be presented in the future. • Significant and pronounced lung target engagement, as measured by reduction of FeNO levels (≥ 24%), was 1 2 3 4 5 6 7 8 9 10 11 12 there is minimal systemic target exposure, suggests that pulmonary target engagement by the c observed at all doses, including the 2 mg delivered dose, with which no systemic target engagement and System Organ Class Placebo AZD1402/PRS-060 Overall Time (days) drug is sufficient to reduce airway inflammation. AE Preferred Termb (N = 12) (N = 30) (N = 42) ∏FeNO 1/n Methods minimal systemic exposure was observed (Figure 4 and Table 4). Relative reduction at time t is derived as 1 minus the ratio of the geometric mean at time t to the geometric mean of baseline, i.e 1– • The onset of FeNO reduction was rapid (after a single dose) and the maximum effect (days 4–5) { ∏ } n (%), m n (%), m n (%), m FeNO, fractional nitric oxide concentration in exhaled breath. FeNOBL versus placebo was sustained until dosing completion. Study design Gastrointestinal disorders 4 (33.3) 4 13 (43.4) 14 17 (40.5) 18 • Systemic target engagement (STAT6 phosphorylation) was dose-dependent and closely aligned • This was a phase 1, single-blind, randomized, dose-escalating study of multiple doses of AZD1402/ Table 3. Mean steady-state exposures. Table 1. Baseline characteristics. with systemic exposure of the drug. PRS-060 administered by inhalation in men and women with mild asthma (FeNO ≥ 35 parts per billion [ppb]) Dry mouth 1 (8.3) 1 2 (6.7) 2 3 (7.1) 3 AZD1402/PRS-060 delivered dose b.i.d., mg AUC(0–12), h*ng/mL Cmax, ng/mL • PK exposure data demonstrated that dose-related increases in exposure were observed and (Figure 2). Parameter Placebo AZD1402/PRS-060 Overall Nausea 1 (8.3) 1 3 (10.0) 3 4 (9.5) 4 2 ND ND day 10 exposure was consistent with twice-daily dosing and day 1 PK parameters. • FeNO levels were assessed for eligibility during screening and run-in (day -1) visits, and measured as part of (N = 12) (N = 30) (N = 42) Infections and infestations 1 (8.3) 1 7 (23.3) 8 8 (19.0) 9 • Pulmonary target engagement, as shown by a substantial reduction in FeNO and the overall the study assessments on multiple occasions during the study dosing period and at follow-up visits. 6 54 (14) 6.3 (1.6) Age, years, mean (range) 28.8 (19–52) 28.4 (19–51) 28.4 (19–52) profile of AZD1402/PRS-060, demonstrates its suitability for continued development as an Upper respiratory tract infection 1 (8.3) 1 3 (10.0) 4 4 (9.5) 5 20 210 (98) 28 (13) Ethics approval Sex, male, n 11 26 37 inhaled therapy for asthma. 60 780 (340) 103 (31) • The protocol, protocol amendments, patient information, consent form and other relevant study Race, n Nervous system disorders 5 (41.7) 9 13 (43.4) 18 18 (42.9) 27 Data are mean (SD). documentation were approved by the Independent Ethics Committee/Institutional Review Board for each Headache 3 (25.0) 6 5 (16.7) 7 8 (19.0) 13 White 8 25 33 AUC(0–12), area under the concentration–time curve from 0 to 12 hours; b.i.d., twice daily; Cmax, maximum concentration; ND, not determined; study centre before study initiation (ClinicalTrials identifier: NCT03574805). SD, standard deviation. References Asian/Pacific Islander 2 3 5 Presyncope 0 4 (13.3) 6 4 (9.5) 6 Criteria for evaluation 1. Reddel HK et al. Eur Respir J 2015;46:622–39. 5. Otulana BA et al. Am J Respir Crit Care Med 2011;183:A6179. 2. Vatrella A et al. J Asthma Allergy 2014;7:123–30. 6. Cai Y et al. Am J Respir Crit Care Med 2016;193:A1405. • Safety Other 2 2 4 Respiratory, thoracic and mediastinal 6 (50.0) 6 14 (46.7) 15 20 (47.6) 21 Table 4. Estimated relative percentage reduction in FeNO. disorders 3. Tenero L et al. Front Pediatr 2018;6. – Participants were monitored for adverse events (AEs) during the study period (at the time the study drug BMI, kg/m2, mean (range) 27.7 (22.5–34.8) 25.0 (20.5–33.4) 25.7 (20.5–34.8) AZD1402/PRS-060 n LS mean reduction vs Reduction vs placebo, p valuea 4. Wenzel S et al. New Engl J Med 2013;368:2455–66. was first administered) until 30 days after the last dose of study drug. FeNO, ppb at pre-dose 61.2 (28–122) 81.7 (32–178) 75.9 (28–178) Cough 1 (8.3) 1 4 (13.3) 4 5 (11.9) 5 delivered dose b.i.d., mg baseline, % (95% CI) % (95% CI) Acknowledgements – Safety variables included AEs, demographic/medical history/prior treatments, laboratory data day 1, mean (range) Rhinorrhoea 2 (16.7) 2 1 (3.3) 1 3 (7.1) 3 2 6 43.9 (31–54) 24.0 (1.8–41) 0.04 This study was sponsored by Pieris Pharmaceuticals and funded by AstraZeneca. Medical writing support, funded by AstraZeneca, was provided by (haematology, serum chemistry and urinalysis), vital signs, weight and height, electrocardiogram Sinéad Flannery, PhD, of PharmaGenesis London, London, UK. The authors would also like to acknowledge Kayti Aviano, Pieris Pharmaceuticals for her FEV , mL at pre-dose day 1, 3730.8 (2560–4770) 3901.7 (2580–5070) 3852.9 (2560–5070) 6 6 44.1 (31–54) 24.3 (2.7–41) 0.03 parameters and pregnancy screen. 1 Wheezing 2 (16.7) 2 4 (13.3) 5 6 (14.3) 7 contribution to the analysis and interpretation of the data for this study. mean (range) 20 12 53.1 (46–59) 36.4 (22–48) < 0.0001 • Efficacy aPercentage is based on Preferred Term (i.e. the incidence of AEs which occurred in ≥ 5% of overall patients by Preferred Term). Author disclosures FEV /FVC ratio, % at pre- 74.1 (63–85) 74.9 (62–87) 74.7 (62–87) b – Change in FeNO levels from baseline compared with placebo were assessed as an index of 1 AEs are from cohorts 1–4, with AEs occurring in ≥ 5% of overall patients. 60 6 48.7 (37–58) 30.5 (10–46) 0.005 IBB is an employee and shareholder of Pieris Pharmaceuticals. MFF is a consultant and shareholder of Pieris Pharmaceuticals. GM is an cDelivered doses of AZD1402/PRS-060 were 2 mg, 6 mg, 20 mg and 60 mg. dose day 1, mean (range) employee of Pieris Pharmaceuticals. MT is an employee of Pieris Pharmaceuticals. KP, PG, DJK, LTA, MO, CG and DRC are employees pharmacological activity. One pregnancy leading to a serious AE of miscarriage was observed. This was considered to be due to the patient’s age, and not related to the study Placebo 12 26.2 (14–36) Patients from cohorts 1–4. drug by the investigator. of AstraZeneca and may own stock or stock options. OW is an employee of Nucleus Network Limited, Melbourne, Australia. KMcL is an – Systemic target engagement was determined ex vivo by inhibition of IL-4-stimulated phosphorylation of a employee of Q-Pharm Pty Ltd, Herston, Australia. NF is an employee of CMAX Clinical Research Pty Ltd, Adelaide, Australia. LH is an BMI, body mass index; FeNO, fractional nitric oxide concentration in exhaled breath; FEV1, forced expiratory volume in the first second; FVC, forced Note: MedDRA v21.0 coding dictionary applied. p values of two-sided test of equal reduction in placebo and active group. signal transducer and activator of transcription 6 (STAT6) in whole blood. vital capacity; ppb, parts per billion. AE, adverse event; m, number of events; n, number of patients reported with specific AEs; N, total number of patients in each treatment group. CI, confidence interval; FeNO, fractional nitric oxide concentration in exhaled breath; LS, least-squares. employee of Linear Clinical Research Ltd, Nedlands, Australia. Poster presented at the ERS International Congress 2019, Madrid, Spain, 28 September–2 October 2019